UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2019
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Kforce Inc.
Exact name of registrant as specified in its charter

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Florida	000-26058	59-3264661
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.
1001 East Palm Avenue, Tampa, Florida 33605
Address of principal executive offices Zip Code
Registrant’s telephone number, including area code: (813) 552-5000
N/A
Former name or former address, if changed since last report
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.
On February 28, 2019, Kforce, Inc., a Florida corporation (the “Seller”) entered into a Stock Purchase Agreement (the “Agreement”) to sell all of the issued and outstanding stock of Kforce Government Holdings, Inc., a Florida corporation (“KGH”), including its wholly-owned subsidiary, Kforce Government Solutions, Inc., a Pennsylvania corporation (“KGS”), to ManTech International Corporation (the “Purchaser”) for an aggregate cash purchase price of $115.0 million, subject to a post-closing working capital adjustment (the "Transaction") and certain assumed liabilities.
In addition, the Seller and the Purchaser each made customary representations and warranties and covenants in the Agreement. The Agreement also contains customary indemnification and escrow provisions, and a noncompetition, nonsolicitation agreement. The consummation of the Agreement, which is expected to occur by the end of the first quarter of 2019, is subject to customary closing conditions and the receipt of necessary regulatory approvals.
Other than in respect of the Agreement and certain related agreements, the Firm, its subsidiaries, its directors and officers and the associates of such directors and officers have no material relationship with the Purchaser.
The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Agreement, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2019.

Item 7.01	Regulation FD Disclosure.
On March 1, 2019, the Firm issued a press release announcing the execution of the Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
 The following exhibit is filed and furnished herewith:

Exhibit Number	Description
99.1	Press Release dated March 1, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)
Date:
March 1, 2019	By:	/s/ DAVID M. KELLY
David M. Kelly,
Senior Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC.
(Registrant)

March 1, 2019	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Senior Vice President, Finance & Accounting
(Principal Accounting Officer)